                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
       (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

                            BUDGETHOTELS NETWORK, INC
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]   No fee required
[ ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.    Title of each class of securities to which transaction applies:


      --------------------------------------------------------------------------
2.    Aggregate number of securities to which transaction applies:


      --------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11


      --------------------------------------------------------------------------
4.    Proposed maximum aggregate value of transaction


      --------------------------------------------------------------------------
5.    Total fee paid


      --------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           BUDGETHOTELS NETWORK, INC.
                              74 WEST BROAD STREET
                                    SUITE 350
                               BETHLEHEM, PA 18018

                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Budgethotels Network, Inc., (the "Company") in connection with the approval by a majority of the stockholders of (i) a 1-for-10 reverse split (the "Reverse Split") of the Company's issued and outstanding common stock and (ii) an amendment (the "Amendment") to its Articles of Incorporation changing the name of the Company to "Edentify, Inc."

We," "us," "our," and the "Company" refer to Budgethotels Network, Inc., a Nevada corporation.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

GENERAL

The date on which this Information Statement is being mailed to our stockholders is on or about June 18, 2005 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendment are not entitled to dissenter's rights under Nevada law.

The Amendment and the Reverse Split will each be effective no sooner than twenty
(20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.    Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment and the Reverse Split even though your vote is neither required nor requested for the Amendment and the Reverse Split to become effective.

Q.    What will I receive when the Amendment is effective?

A. The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.    What will I receive when the Reverse Split is effective?

A. You will receive written instructions from our Transfer Agent as to the procedures you will need to follow in order to exchange your existing share certificate for a new share certificate reflecting the number of shares you will own following completion of the reverse split.

Q.    When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q.    When do you expect the Reverse Split to become effective?

A. The Reverse Split will become effective on the Effective Date designated by the Company which is July 8, 2005 (twenty days after the date this Information Statement was mailed to the Company's stockholders of record.

Q.    Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment and the Reverse Split pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.    What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything. We are not asking you for a proxy and you do not need to send us a proxy.

Q.    Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact the Company.

                        SUMMARY OF TERMS OF TRANSACTION

- Effective on April 29, 2005 (the "Closing Date"), the Company issued to the sole stockholder of Edentify, Inc. ("Edentify") and his nominees 21,000,000 shares of its common stock and a Stock Right Certificate for additional shares of its common stock that will give the former Edentify stockholder and his nominees 88.2% of the outstanding common stock of the Company in exchange for all of the issued and outstanding common shares of Edentify resulting in Edentify becoming a wholly-owned subsidiary of the Company (the "Exchange"). The additional shares shall be issued upon the effective date of the reverse 1-for-10 split of the Company's stock (described herein);

- The Company received a payment of $75,000 upon execution of the agreement for the Share Exchange;

- The current directors of the Company have resigned and two nominees of Edentify have been elected to fill those vacancies effective as of the Closing Date;

- On the Closing Date, the Company shall enter into a Distribution Agreement with InfoCenter, Inc. for the distribution on or before January 31, 2006 of shares of common stock of InfoCenter, Inc. to the stockholders of the Company of record on March 29, 2005;

- Edentify shall pay an additional $75,000 to the Company on or before July 31, 2005.

EACH OF THE FOREGOING TRANSACTIONS IS MORE FULLY DESCRIBED IN THE SECTION OF THIS INFORMATION STATEMENT TITLED "ACTIONS BY THE BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS."

A copy of the financial statements of Edentify for the period ending December 31, 2004 (audited) and for Edentify for the period ending March 31, 2005 (unaudited), as well as the consolidated entities on a pro-forma basis as of March 31, 2005 (unaudited), are attached to this Information Statement. The Company's auditors can be made available to respond to appropriate questions by telephone.

There are no federal or state regulatory requirements that must be complied with or any approval which must be obtained in connection with the transactions discussed in this Information Statement.

The parties to the transactions described in this information statement have not had any past contacts, nor have they conducted any other transactions or negotiations.

You may contact the Company's principal executive offices at:

      BudgetHotels Network, Inc.
      74 West Broad Street
      Suite 350
      Bethlehem, PA 18018
      Phone: (610) 814-6830

You may contact Edentify, Inc.'s principal executive offices at the same address.

               DESCRIPTION OF THE REVERSE SPLIT AND THE AMENDMENT

On March 29, 2005, the Board of Directors (the "Board") of Budgethotels Network, Inc. ("Budget") unanimously approved and ratified the Reverse Split and the Amendment, subject to the approval of Budget's stockholders. The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Reverse Split and the Amendment was March 29, 2005 (the "Record Date"). On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Reverse Split and the Amendment by action taken without a meeting in accordance with Nevada law. No further vote of our stockholders is required.

On the effective date of the Reverse Split, the number of issued and outstanding shares of common stock of the Company will be reduced from a total of 49,911,682 shares which were outstanding on the Record Date, to 4,991,168 shares. Additional shares will then be issued to the former stockholders of Edentify (as described in the "Background" below).

When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to "Edentify, Inc."

                        ACTIONS BY THE BOARD OF DIRECTORS
                           AND CONSENTING STOCKHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on March 29, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment and the Reverse Split. In accordance with Section 78.320 of the Nevada Revised Statutes, on March 29, 2005, the proposed Amendment and the proposed Reverse Split were approved by stockholders holding more than a majority of the Company's issued and outstanding shares.

Background

On February 29, 2005, Budget signed an Agreement to acquire all of the issued and outstanding shares of Edentify, Inc., a Delaware corporation ("Edentify") in exchange for issuance of 21,000,000 shares of the Company's common stock and Share Rights Certificates entitling the former stockholder of Edentify to acquire additional shares upon consummation of a reverse split or other corporate action making new shares available for issuance, so that ultimately the former Edentify stockholder and nominees will own a total of 88.2% of the outstanding common stock of Budget (hereinafter, the foregoing transaction being the "Exchange"). Pursuant to the Agreement, Edentify deposited $75,000 into an escrow account for the benefit of Budget in conjunction with the execution of the letter of intent, and is also required to pay an additional $75,000 to Budget (with such amount to be assigned to InfoCenters, Inc.) on or before July 31, 2005.

Upon the reverse split becoming effective, Budget will then be required to issue a total of 19,510,255 shares of its common stock to the former stockholder of Edentify and his nominees associated with the Share Rights Certificate in order for such persons to hold approximately 88.2% of the outstanding common stock of the Company. After the reverse split and subsequent issuance under the Share Rights Certificates, Budget will have a total of approximately 24,501,000 shares of common stock issued and outstanding.

Prior to the Closing Date of the Exchange, Budget executed a Distribution Agreement with its subsidiary InfoCenter, Inc., through which Budget carried on its then-current operating business activities, pursuant to which Budget will agree to distribute the shares of InfoCenter, Inc., to the stockholders of record of Budget as of a record date immediately prior to the Closing Date of the transaction with Edentify. Distribution of the shares of InfoCenter, Inc. is intended to be made through the filing of a registration statement with the U.S. Securities and Exchange Commission by InfoCenter, Inc. Under the terms of the Agreement, the distribution is required to be completed on or before January 31, 2006.

Description of Amendment

The Amendment will result in the name of the Company being changed from "Budgethotels Network, Inc.," to "Edentify, Inc."

The purpose of the name change is to reflect the changed nature of the Company's business following the Exchange. The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Description of the Reverse Split

The Reverse Split will result in a reduction of the number of issued and outstanding shares of Budget from 49,911,682 to approximately 4,991,168 shares. As of the effective date of the Reverse Split, each previously outstanding share shall be reduced to 0.1 shares. However, no fractional shares will be created as a result of the Reverse Split. Accordingly, the number of shares owned by any stockholder who would otherwise receive a fractional share, will be rounded up to the next nearest whole number.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND THE REVERSE SPLIT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE REVERSE SPLIT AND THE BACKGROUND OF THESE TRANSACTIONS.

Approval by Stockholders

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, amendments to Budget's Articles of Incorporation which change its name must be approved by a majority of our stockholders. Likewise, pursuant to Section
78.2055 of the Nevada Revised Statutes, any decrease in the number of issued and outstanding shares without a corresponding decrease in the number of authorized shares requires approval by a majority of our stockholders. In order to obtain the required approval of our stockholders, we could either convene a special meeting of the stockholders for the specific purpose of voting on the proposed Amendment and the proposed Reverse Split, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment and the Reverse Split is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment and the Reverse Split was March 29, 2005.

As of the Record Date, Budget had 28,911,682 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. Stockholders do not have rights to cumulate their votes in the election of directors under the Company's Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

On March 29, 2005, stockholders holding 16,000,000 shares of Common Stock, or approximately 55% of the issued and outstanding shares of Common Stock, approved the Amendment and the Reverse Split to be effective on such date as proscribed under federal securities law and regulations.. No further vote of our stockholders is required for Budget to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of Budget's stockholders.

No Dissenter's or Appraisal Rights

Stockholders who did not consent to the Amendment or to the Reverse Split are not entitled to the dissenter's or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date

      The Amendment and the Reverse Split will be effective no sooner twenty
(20) days after the date this Information Statement is first mailed to our stockholders. We anticipate that the Amendment and the Reverse Split will be effective approximately July 8, 2005.

      THE AMENDMENT AND THE REVERSE SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT OR THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND THE REVERSE SPLIT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE REVERSE SPLIT AND THE BACKGROUND OF THESE TRANSACTIONS.

                            PRINCIPAL SHARE OWNERSHIP

      The Record Date for purposes of determining the stockholders entitled to approve the Amendment and the Reverse Split was March 29, 2005. As of the Record Date, Budget had a total of 28,911,682 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer and director of Budget, of all executive officers and directors of Budget as a group, and of each person known by us to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of Budget, except as may be otherwise noted.


Name and Address                                           Number of Shares      Percent of Class
                                                         Beneficially Owned
William P. McLaws (1)                                         4,000,000                13.8%
2202-1020 Harwood St
Vancouver, B.C.

Robert L. Chalmers (1)                                           None                  None
505-1755 Robson St
Vancouver, B.C.

Name and Address                                           Number of Shares      Percent of Class
                                                         Beneficially Owned
Michael R. Jones                                              2,000,000                 6.9.%
233 Palmer Hill Rd
Old Greenwich, Ct

All Directors and Officers as a Group (2 in number)           4,000.000                13.8%

----------
(1)  The person listed is an officer, director, or both.


                      GENERAL NATURE OF BUSINESS CONDUCTED

BUDGETHOTELS NETWORK, INC.

Our business operations prior to the acquisition of Edentify, Inc. generally consisted of (1) display board advertising, and (2) an online travel reservation system conducted through its website, www.budgethotels.com. All of our operations were conducted, prior to the Exchange, through our wholly-owned subsidiary, InfoCenter, Inc., the stock of which will be spun-off on or before January 31, 2006 to our stockholders of record as of March 29, 2005 pursuant to a registration statement or otherwise.

EDENTIFY, INC.

Edentify, Inc. was formed in August, 2004 with the mission of becoming the leading organization dedicated to developing and deploying technology solutions utilized in preventing identity theft and fraud. It is currently a later-stage development company and is poised to begin a period of increased growth. Edentify will accomplish this mission through intense analysis of the means through which these crimes are perpetrated and the development of new technological and procedural solutions to assist corporations, the government and consumers in the fight against identity fraud and related crime.

Currently, Edentify owns the IP rights to two solutions aimed at detecting and preventing identity fraud. One is a patented information-based solution that analyzes identity information of individuals in large corporate databases and is capable of detecting and scoring incidents of identity manipulation and potential theft (Identity Quotient Index(TM)). This technology is currently used in screening new checking account applications at nearly every major bank in the U.S. and will continue to be marketed to other areas of the financial services industry, as well as to large healthcare organizations and local, state and federal governments. The second intellectual property is a biometric solution (technology-based solution) marketed through and named after our wholly-owned subsidiary, InMotion Biometrics, Inc. ("IMB"), that combines face and voice recognition technologies for authenticating the identity of an individual. The IMB technology is licensed from face2face, Inc., a leading character animation company that was spun-off from Lucent Technologies, Inc. in 2000. The core capability of this technology is its facial analysis system that contains highly evolved algorithms for obtaining the inner lip contour, which can accurately measure for optimal visual speech recognition performance. Focused on high performance and reliability, the InMotion Biometrics technology offers significantly improved recognition capabilities of existing biometric technologies, eliminates the possibility of spoofing by using challenge response and reduces the inconvenience to the user.

Edentify markets each technology through channel partners in each specific vertical. Future plans include the development of an integrated product that combines our information-based ID manipulation detection capability with IMB's face recognition technology, thereby enabling a foolproof enrollment and subsequent identity protection system.

           MANAGEMENT'S DISCUSSION AND ANAYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

SAFE HARBOR STATEMENT - FUTURE UNCERTAINTIES

The following discussion should be read in conjunction with the "Selected Financial Data" and the Budget's consolidated financial statements and accompanying notes filed on Form 10-KSB for the year ended November 30, 2004 and Form 10-QSB for the quarter ended February 28, 2005 and Edentify's financial statements for the year ended December 31, 2004 attached thereto and which are discussed elsewhere in this Information Statement. The following discussion may contain forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below.

CURRENT TRENDS

The trend of our revenue and income over the next several quarters depends upon several variables, some of which cannot at this time be ascertained definitively.

RESULTS OF OPERATIONS FOR BUDGETHOTELS NETWORK, INC. DURING THE FIRST QUARTER ENDED FEBRUARY 28, 2005 AND THE FISCAL YEAR ENDED NOVEMBER 30, 2004.

The Company reported a net loss of approximately $.01 per share for quarter ended February 28, 2005, which was unchanged from the same period last year. For the year ended November 28, 2004, the net loss per share was $0.01 as compared to $0.02 per share in the prior year ended November 30, 2003. In dollar terms, the net loss for the quarter ended February 28, 2005 increased by $56,668 over the same period last year. For the year ended November 30, 2004, the net loss decreased by $91,027, or 31.96% mainly due a decrease general and administrative expense, bad debts expense and a decrease in commission costs offset by a decrease in advertising revenues.

Sales for the quarter ended February 28, 2005 were $77,763, a decrease of $40,391 over the same period last year and for the year ended November 30, 2004 were $486,720, a decline of $126,482, or 20.63%, from the year ended November 30, 2003 due to a decrease of $77,403 in advertising revenues and a decrease of $49,079 in on-line bookings. The decrease is due to a reduction in commissioned sales personnel pending development of the Company's new electronic Info-Center boards, a marketing plan for the new boards and to a reduction in the number of current boards in day-to-day operations.

For the year ended November 30, 2004, commissions relating to the generation of advertising revenues decreased by $56,781 or 28.19%, mainly as a result of a reduction in the number of sales personnel.

The Company's general and administrative costs increased to $113,066 for the quarter ended February 28, 2004, an increase of $40,391 over the same period last year. The general and administrative costs for the year ended November 30, 2004 decreased by $20,140 or 3.85% over the previous year end as a result of a streamlining of the Company's operations, which included closing the operations and administrative office in Kelowna, British Columbia, Canada.

For the year ended November 30, 2004, the Company recorded a gain of $19,475 as a result of the sale of the assets and liabilities of its discontinued internet kiosk operation and a gain of $2,176 as a result of the write-off of a lease payable.

Non-cash charges relating to the depreciation decreased by $33,156 for the year ended November 30, 2004.

RESULTS OF OPERATIONS FOR EDENTIFY, INC.FROM INCEPTION (August 27, 2004) FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE FIRST QUARTER ENDED MARCH 31, 2005.

Edentify reported a net loss of ($14,478) from inception through the year ended December 31, 2004 and a loss of ($169,220) for the first quarter ended March 31, 2005. As no income was generated for either of these periods, the net loss was due, mainly to selling, general and administrative expenses.

                   SELECTED FINANCIAL DATA FOR EDENTIFY, INC.
                    (REQUIRED BY ITEM 301 OF REGULATION S-K)

                                                                Year ended         Quarter ended
                                                                Dec. 31, 2004      Mar. 31, 2005
                                                                -------------      -------------
Net Sales or Operating Revenues                                 $0                 $0

Income (loss) from Continuing Operations                        ($14,478)          ($166,696)

Income (loss) from Continuing Operations per Share              n/a                n/a
Total Assets                                                    $99,774            $1,470,089

Total Long Term obligations                                     $100,000           $300,000


                    SELECTED PRO FORMA FINANCIAL INFORMATION
                     (FOR COMBINED ENTITIES BUDGET-EDENTIFY)

                                                              a/o March 31, 2005
                                                              ------------------
Book Value per Share                                          $0.057
Cash Dividends Declare Per Share                              None
Income (loss) per Share from Continuing Operations            ($.01)

At your request and at no charge to you, Budget will provide you with a copy of its most recent Annual Report filed on Form 10-K.

Aside from the transactions described herein, there have been no material changes in our affairs that have occurred since the end of the latest fiscal year.

LIQUIDITY AND CAPITAL RESOURCES

The cash and cash equivalents for the consolidated entities, on a pro-forma basis as of March 31, 2005 was $60,352. The two entities, on a pro-forma consolidated basis as of March 31, 2005 had a working capital deficiency of $1,491,099. The increase in working capital deficiency resulted mainly from the accrued liability for the contemplated spin-off of InfoCenters, Inc. The cumulative deficit for the two entities, on a pro-forma consolidated basis as of March 31, 2005 was $2,027,095 as compared to

$1,775,648 at November 30, 2004 for Budget on a standalone basis. We believe no significant concentration of credit risk exists with respect to our cash balances.

We will seek additional equity or debt financing to fund our continued operations, however, no assurance can be given that such financing will be available or, if available, on terms favorable to the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We believe that we have no material exposure to changes in interest rates.

COMPETITION

ID Analytics, Inc.

ID Analytics, Inc., is a private company backed by two venture capital firms - Canaan Partners and Trinity Ventures. It provides advanced analytic solutions to manage identity risk and prevent identity fraud throughout the customer lifecycle. The Company has developed technology products that are in use today by consumer companies representing more than half the credit and retail card market in the US along with large, wireless retail bank and online consumer finance companies.

Fair Isaac, Inc.

Founded in 1956, Fair Isaac, Inc., has been a pioneer in transaction analysis using regression analysis. The Company merged with HNC Software in 2002, thereby strengthening its leadership of Fair Isaac in high-end analytics and customer strategy and decision management systems across various industries. Most of the Company's revenues come from Strategy Machine solutions, a group of decision automation tools and services. These solutions combine the predictive models and strategy optimization expertise with the decision management systems and services, enabling businesses to form and manage profitable customer relationships throughout the customer lifecycle.

Fair Isaac also delivers risk-scoring solutions to various telecom, government and financial agencies to identify credit fraud and identity theft and minimize associated losses. Other business segments include consulting services and analytic software tools.

More than 2,500 businesses in over 60 countries use Fair Isaac's products and services. The Company's proprietary FICO Scores and Falcon Fraud Manager are used by several businesses to monitor the health of their accounts and minimize the losses from identity risk and credit frauds.

Viisage Technology

Viisage Technology offers technology identity solutions that are used for instantaneous identification (using images in a database), access, and surveillance applications. These solutions are aimed at reducing identity theft, providing access control, protecting personal privacy, etc. The Company's main customers are the government agencies, law enforcement departments and enterprises that are concerned with providing security. Viisage accounts for more than 30 million government issued ID cards per year at more than 2000 locations.

Viisage operates in two main segments: secure credentials and biometrics. Secure credentials involve the development and implementation of software and hardware solutions that utilizes face recognition and other biometric technologies. The major applications of Viisage's solutions include driver's licenses, passports, voter registrations, ID cards, etc.

Viisage is the ranked #2 in the U.S. Driver's license market with 13 states (23% of licensed drivers) using its products. Digimarc is #1 ranked with 32 states (68% of licensed drivers), including the District of Columbia. In passports, Viisage has an exclusive contract for the production of 7 million U.S. passports per year. Viisage's facial recognition solutions are incorporated into driver's licensing in six states to prevent fraud. Currently, 13 US states have incorporated the facial recognition technology, of which Digimarc (which licenses third party technology from Identix and Cognitec) caters to six.

Identix, Inc.

Identix Inc. offers fingerprint, facial and skin biometric solutions that are used in several security and individual identification applications. These solutions are used to prevent fraud and identity theft, identify criminals, enroll individuals in identification programs, control physical access, authorize financial transactions, assist in job applicant screening, etc.

Identix's major customers include several law enforcement agencies, the Department of Homeland Security, the IRS, the Department of Motor Vehicles
(DMV), several financial institutions and others in the healthcare sector. The US government accounts for about 14% of Identix's revenue, while foreign customers contributed to 12%.

Identix focuses on three biometric segments - fingerprint, face and skin.

- Fingerprint biometrics is powered by Identix's BioEngine algorithm that contains fingerprint matching and recognition capabilities that allows customers to create custom one-to-one verification and one-to-many identification applications, such as time and attendance, physical access, information security, etc.

- Face biometrics uses Identix's FaceIt engine that combines facial images with skin biometrics, thereby giving higher levels of quality.

Identix's skin biometrics uses an algorithm called Surface Texture Analysis, by which the surface of the skin is analyzed for random features and a skinprint (skin template) is taken. This skin print can either be used on its own or clubbed with traditional face or fingerprint recognition technologies.

LEGAL PROCEEDINGS

There are no existing or threatened legal proceedings involving the Company or Edentify.

PROPERTY

Edentify leases space for its headquarters at 74 West Broad Street, Suite 350, Bethlehem, Pennsylvania.

                                   MANAGEMENT

Terrence M. DeFranco

Chairman and Chief Executive Officer

Terrence DeFranco is currently the Chairman, Chief Executive Officer and founder of Edentify, Inc. Prior to founding Edentify, Inc., Mr. DeFranco was Chairman and CEO of Titan International Partners, a merchant banking and research firm focused on providing corporate and strategic advisory services and equity and debt financing to small-cap and middle market companies.

His background is primarily in the area of corporate finance, previously serving as head of investment banking for Baird, Patrick & Co., Inc., a 50-year old NYSE Member firm and head of investment banking and founding partner of Burlington Securities Corp., a New York based investment banking and institutional equity trading firm.

Mr. DeFranco began his career on Wall Street in 1991 with PaineWebber, Inc., now UBS PaineWebber. Mr. DeFranco has been an active principal investor, senior manager and advisor to many early-stage companies and has extensive experience in dealing with issues related to the management and operations of small public companies. Mr. DeFranco is a graduate of the University of North Carolina at Chapel Hill with a BA in Economics, has completed coursework toward the Masters in Business Administration and Economic Crime and Fraud Management at Utica College in New York, home of the Economic Crime Institute, and is an Associate Member of the Association of Certified Fraud Examiners.

Dr. Eric Petajan

Chief Scientist, InMotion Biometrics, Inc

Dr. Eric Petajan is chief scientist and founder of face2face. His outstanding body of work in the fields of computer vision, facial motion capture as well as digital HDTV and interactive graphics systems have earned him 21 patents and international acclaim.

Prior to face2face, Dr. Petajan was a researcher at Bell Labs for more than 16 years. He was a pivotal figure in the development of the US Advanced Television Systems Committee (ATSC) digital HDTV standard, and a leader in the Moving Picture Experts Group (MPEG), the body that developed the MPEG-2 digital video standard. Eric also chairs the MPEG-4 Face and Body Animation group.

Chuck Sokolich

Senior Vice President, Sales and Marketing

Chuck Sokolich has 20 years of sales, marketing, credit card operations management and employee development experience. He spent 10 years of his career with Household International, spending portions of the last 8 years with Experian (formerly Metromail), Trans Union, and Edentification. He has held senior level sales and marketing positions leading new product development, product promotion, strategic market evaluation, market introduction, business development, and relationship management initiatives in the financial services and consumer data industries.

During his career, Mr. Sokolich has worked at the forefront of identity fraud detection and prevention. At Household, Mr. Sokolich experienced first-hand the additional fraud risk associated with transitioning financial services from face-to-face customer application financing to remote application processing. While working for Household's Retail Services group, part of his responsibility was the oversight of fraud mitigation strategies at point of sale for retailers who outsourced their store card operations and marketing management to Household. He was also part of the decision-making regarding the purchase and tactical implementation of fraud prevention tools into the application and customer account management systems.

At Experian, he was tasked with leading the design, development, marketing, sales, and account management for fraud and collections risk management services utilizing the data assets of Experian, Specifically, he was instrumental in the design, development and introduction of Experian's on-line versions of MetroNet and CheckPoint products. He was also Account Director of the Issuer's Clearinghouse Service - the third party service bureau for MasterCard and Visa's joint fraud prevention clearinghouse.

At Trans Union, Mr. Sokolich was a Vice President - Division General Manager in Trans Union's Business Diversification Group, tasked with leading efforts to build corollary products and services leveraging Trans Union's proprietary data and service assets. It was here he codified a business intrapaneuring strategy that was instituted as standard operating procedure within the group for sizing new product opportunities. It entailed managing the design, development, and incubation of products and services with a benchmarking discipline regularly evaluating the likelihood of attaining projected ROI targets for products and services at maturity as each stage of the products' development cycle was attained.

Christopher Williams

Senior Vice President, Technology Solutions

Christopher Williams' strength is in developing unique ways of leveraging technology to enhance and streamline business processes. With over 15 years experience building technology consulting practices, he combines marketing, financial and technology acumen to assist companies in achieving lasting competitive advantages. Most recently, he has been focused on helping organizations assess security and privacy issues related to identity fraud. With strong industry skills in health care, financial services, "dot com" and supply chain organizations, Mr. Williams is often quoted in industry publications and is a frequent speaker at technology conferences.

Having been a Partner/Principal at several multinational consulting firms, including Ernst & Young, PricewaterhouseCoopers, BDO Seidman and The Jefferson Group, Mr. Williams has a proven ability to build sales channels and technology partnerships to effectively support a broad range of client needs. At BDO Seidman, where he was a partner for 8 years, Mr. Williams was responsible for the consolidation of 22 disparate consulting practices under a single cohesive strategy. As the Chief Technology Officer for the group, he was also responsible for establishing partnerships with a number of key software and services vendors, including Sun, Microsoft, PeopleSoft and Oracle. As a result of these partnerships and the overall strategy, the practice grew to over $100 million in sales and was eventually spun-off as a separate business unit.

In his prior roles at Ernst & Young, Mr. Williams managed the acquisition of over 20 smaller firms throughout Canada in an effort to rebuild their consulting practice following the previous group's separation due to issues surrounding the Ernst & Young Merger.

John F. Ellingson

Advisor, New Business Development

John Ellingson is the founder of Edentification, Inc., which created the core software to detect identity fraud over a decade ago. Computer literate since the late sixties, Mr. Ellingson's background includes the authoring of the technical manual for the 747 fatigue test for the Boeing Airplane Company in 1969, the first computer driven fatigue test in aviation.

Prior to founding Edentification, Mr. Ellingson practiced law for a decade, representing private clients and creditor associations in restructuring and fraud recovery matters. As the founding chairman of an

American Bar Association Bankruptcy Tax Subcommittee, Mr. Ellingson helped create tax law and regulations dealing with debtor corporations. As a lawyer, Mr. Ellingson was admitted to the bars of the State of Washington, Several Federal District Courts and Circuits and the United States Supreme Court.

For over a decade Mr. Ellingson has served as an Information Liaison Officer for the United States Naval Academy and serves on a Service Academy Selection Board for a United States Senate nominating source. Mr. Ellingson is also an honorary United States Navy Blue Angel.

                                             Submitted by:

                                             THE BOARD OF DIRECTORS

                                             Date:  June 8, 2005

                                                                       Exhibit A

                            CERTIFICATE OF AMENDMENT
                                       FOR
                           BUDGETHOTELS NETWORK, INC.

Pursuant to NRS 78.385 and 78.390, the Company herewith files the following with the Nevada Secretary of State:

1.    The name of the corporation is Budgethotels Network, Inc.

2. Article One of the Articles of Incorporation has been amended in its entirety to read as follows:

            The name of the corporation is Edentify, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 55%.

4.    The effective date of the Amendment is July____, 2005.


                                             By: /s/ Terrence DeFranco
                                                     President

                             FINANCIAL STATEMENTS OF

                                  EDENTIFY, INC

                          (A Development Stage Company)

                     PERIOD FROM AUGUST 27, 2004 (INCEPTION)
                              TO DECEMBER 31, 2004

                                  EDENTIFY, INC

                          (A Development Stage Company)

                          INDEX TO FINANCIAL STATEMENTS

                                                                                          Page
                                                                                          ----
Report of Independent Auditor                                                               2

Balance Sheet as of December 31, 2004                                                       3

Statement of Operations from August 27, 2004 (inception) to December 31, 2004               4

Statement of Shareholders' Equity from August 27, 2004 (inception) to December 31, 2004     5

Statements of Cash Flows from August 27, 2004 (inception) to December 31, 2004              6

Notes to Financial Statements                                                               7

To the Board of Directors and Shareholders of Edentify, Inc.
Bethlehem, Pennsylvania

                          REPORT OF INDEPENDENT AUDITOR

We have Audited the accompanying Balance Sheet of EDENTIFY INC. (a development stage corporation) as of December 31, 2004, and the related Statements of Operations, Shareholders' Equity, and Cash Flows for the period from August 27, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our Audit.

We conducted our Audit in accordance with Auditing Standards Generally Accepted in the United States of America. Those Standards require that we plan and perform the Audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An Audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our Audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edentify, Inc. as of December 31, 2004, and the results of its operations and its cash flows from August 27, 2004 (inception), to December 31, 2004, in conformity with Accounting Principles Generally Accepted in the United States of America.

William N. Goodman, CPA
Certified Public Accountant

Easton, PA
April 22, 2005

                                  EDENTIFY, INC

                          (A Development Stage Company)

                                  BALANCE SHEET

                             As of December 31, 2004

                                     ASSETS

CURRENT ASSETS:
        Cash                                                          $  71,932
        Prepaid expenses                                                 22,500
                                                                      ---------
                Total current assets                                     94,432

LONG-TERM ASSETS:
        Deposits                                                          5,342
                                                                      ---------
TOTAL ASSETS                                                          $  99,774
                                                                      =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable                                               $   9,522
                                                                      ---------
                Total current liabilities                                 9,522

LONG-TERM LIABILITIES:
       Senior secured convertible debentures                            100,000
                                                                      ---------
                Total liabilities                                       109,522
                                                                      ---------

SHAREHOLDERS' EQUITY:
       Preferred stock, $ 0.0001 par value;
             authorized and unissued 10,000 shares                            0
       Common stock, $ 0.0001 par value; authorized 100,000
             shares; issued and outstanding 1,000 shares                      0
       Paid in capital                                                    5,000
       Deficit accumulated during the development stage                 (14,748)
                                                                      ---------
                          Total shareholders' equity                     (9,748)
                                                                      ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $  99,774
                                                                      =========

              The accompanying notes to financial statements are an
                        integral part of this Statement.

                                  EDENTIFY, INC

                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

          Period from August 27, 2004 (inception) to December 31, 2004


SALES                                                                $        0
                                                                     ----------
SELLING, GENERAL, and ADMINISTRATIVE
   EXPENSES                                                              14,748
                                                                     ----------
                  NET INCOME (LOSS)                                  $  (14,748)
                                                                     ==========

              The accompanying notes to financial statements are an
                        integral part of this Statement.

                                  EDENTIFY, INC

                          (A Development Stage Company)

                        STATEMENT OF SHAREHOLDERS' EQUITY

          Period from August 27, 2004 (inception) to December 31, 2004

                                                          Deficit
                                                        accumulated
                                                        during the       Total
                                           Paid in      development   Shareholders'
                        Common Stock       Capital        stage          Equity

                      Shares     Amount     Amount        Amount         Amount
                      -------------------------------------------------------------
Issuances,
August 14, 2004       1,000        $ 0      $ 5,000                        $ 5,000

NET INCOME (LOSS)                                       $ (14,748)        (14,748)
                      -------------------------------------------------------------
BALANCE,

December 31, 2004     1,000        $ 0      $ 5,000     $ (14,748)       $ (9,748)
                      -----        ---      -------     ---------        --------

              The accompanying notes to financial statements are an
                        integral part of this Statement.

                                  EDENTIFY, INC

                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

          Period from August 27, 2004 (inception) to December 31, 2004


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss) income from operations                                  $ (14,748)
   Adjustments to reconcile net income to net
       cash provided by operating activities:
          Changes in operating assets and liabilities:
               Decrease (increase) in deposits                           (5,342)
               Decrease (increase) in prepaid expenses                  (22,500)
               (Decrease) increase in accounts payable                    9,522
                                                                      ---------

       Net cash (used in) provided by                                   (33,068)
         operating activities
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Borrowing on long term debt                                      100,000
       Proceeds from issuance of common stock & paid
          in capital                                                      5,000
                                                                      ---------
      Net cash (used in) provided by financing activities               105,000
                                                                      ---------
      NET (DECREASE) INCREASE IN CASH AND                                71,932
        CASH EQUIVALENTS
                                                                      ---------
CASH , AT BEGINNING OF YEAR                                                   0
                                                                      ---------

CASH , AT END OF YEAR                                                 $  71,932
                                                                      =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
      Cash paid during the year for--
               Interest                                               $       0
               Income taxes                                           $       0

              The accompanying notes to financial statements are an
                        integral part of this statement.

                                  EDENTIFY, INC

                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

          Period from August 27, 2004 (inception) to December 31, 2004



(1) ORGANIZATION AND BUSINESS

     Edentify, Inc, a Delaware corporation, was formed on August 27, 2004, date of inception. The Company is in the development stage, which is characterized by expenditures for legal fees and financing agreements only. Once the Company's planned principal operations commence, its focus will be on the marketing of technology and software applications used for the purpose of reducing fraud and enhancing privacy through identity verification.

(2) SUBSEQUENT EVENTS (UNAUDITED)

     SOFTWARE AND VERIFICATION TECHNOLOGY PURCHASE

     On March 31, 2005, the Company entered into an agreement to purchase software and verification technology for cash, liabilities, and securities.

     REORGANIZATION OF THE COMPANY

     On April 21, 2005, the Company entered into a Share Exchange Agreement with another company, which is listed by the National Association of Securities Dealers (NASD).

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying financial statements are shown on the accrual method of accounting and include the accounts of only Edentify, Inc. The Company is in the development stage. All expenditures relating to the current period have been expensed. Expenditures related to a future period have been recorded as prepaid expenses or deposits.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE RECOGNITION

     As of December 31, 2004, the Company had no earned revenue.

     INCOME TAXES

     Edentify, Inc. accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Under SFAS No. 109, deferred tax assets and liabilities are determined based on the difference between the financial statement basis and the tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reflected on the Balance Sheet when it is determined that it is more likely than not that the asset will be realized.

     At December 31, 2004, the Company has available $14,748 preorganization costs that can be used to reduce future federal income tax liabilities. Deferred taxes, if recorded, would be $2,212 for federal income taxes at the lowest rate.

(4) DEPOSITS

     Deposits consist of amounts paid in advance for the purchase of the technology and software applications agreement entered into subsequent to December 31, 2004.

(5) LIABILITIES

     LONG-TERM NOTES PAYABLE

     Long-term notes payable at December 31, 2004 consisted of the following:

     8% senior convertible debenture payable, which matures on         $ 100,000
     December 31, 2006. The debenture is one of a series of 8% senior secured convertible debentures. If a public liquidity event has not occurred on or before December
     31, 2005, they are due at December 31, 2005. Interest is due quarterly at 8% of the outstanding principal. The debenture is convertible into shares of common stock at the option of the holder equal to the principal amount converted, divided by $300,000, multiplied by 10%, and multiplied by the number of shares of common stock of the Company outstanding on a fully diluted basis.

     Of the total $300,000 principal amount of the debenture, $100,000 was received and due at December 31, 2004. It is expected that the note will not be due for two years; therefore, the debt has been classified as long-term.

     Maturities for long-term liabilities for the next five years ended December 31, 2004 are as follows:

Year Ended                                       Amount
----------                                       ------
  2005                                                 0
  2006                                         $ 100,000

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                    AND THE THREE MONTHS ENDED MARCH 31, 2005

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 give effect to the acquisition as defined in the Share Exchange Agreement (the "Agreement") that closed on April 29, 2005 of all the outstanding common stock of Edentify, Inc. ("Edentify") in exchange for 21,000,000 shares of Budgethotels Network, Inc. (the "Company") common stock and a Share Rights Certificate entitling them to receive the balance of the shares necessary to give the owner of Edentify and nominees collectively approximately 88.2% of the Company's issued and outstanding common stock. A portion of the 21,000,000 shares of the Company's common stock noted above are to be set aside for the satisfaction of a current liability of approximately $806,000 on Edentify's balance sheet as of March 31, 2005, pursuant to Edentify's purchase of software and verification technology on March 28, 2005. The issuance of the 21,000,000 shares is prior to the effect of a 10-for-1 reverse stock split as described below in the unaudited pro forma consolidated balance sheet as of March 31, 2005.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 gives effect to the aforementioned transactions as if the transactions had occurred on January 1, 2005. Edentify's inception of operations was August 27, 2004 and is considered a Development Stage Company. The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of the Company would have been, had the transactions to which such data gives effect been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of the Company that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the consolidated financial statements and notes of the Company as of March 31, 2005, appearing in the Company's Form 10Q as well as the consolidated financial statements and notes as of December 31, 2004 and for each of the two years in the period then ended appearing in the Company's Form 10-KSB.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year Ended December 31, 2004


                                                                     Budgethotels
                                              Edentify,                Networks,        Pro Forma         Pro Forma
                                                 Inc.                     Inc.         Adjustments       Consolidated
                                             ------------            ------------      -----------       ------------
Revenues:
Sales, net                                   $         --              $ 481,745               -            481,745
                                             ------------              ---------         -------         ----------
Total revenues:                                        --                481,745               -            481,745

Cost of sales                                          --                148,783               -            148,783
                                             ------------              ---------         -------         ----------
Gross profit                                           --                332,962               -            332,962
                                             ------------              ---------         -------         ----------
Operating expenses:
Selling expenses                                       --                     --               -                 --
General & administrative expenses                  14,478                537,652               -            552,130
Depreciation                                           --                 48,422               -             48,422
Bad debt expense                                       --                 12,142               -             12,142
                                             ------------              ---------         -------         ----------
Total operating expenses                           14,478                598,216               -            612,694

Other income:
Other income (expense)                                 --                (21,651)              -            (21,651)
                                             ------------              ---------         -------         ----------
Total other income / (expense)                         --                (21,651)              -            (21,651)
                                             ------------              ---------         -------         ----------
Net loss from operations before
   income taxes                                   (14,478)              (286,905)              -           (301,383)

Income tax expense                                     --                     --               -                  -  (2)
                                             ------------              ---------         -------         ----------

Net loss                                     $    (14,478)             $(286,905)              -         $ (301,383)
                                             ============              =========         =======         ==========

Basic and diluted loss per share                                                                         $     (.01) (1)
                                                                                                         ==========

Weighted average shares outstanding                                                                      24,501,425
                                                                                                         ==========

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For The Three Months Ended March 31, 2005


                                                                      Budgethotels,
                                                Edentify,               Networks,        Pro Forma       Pro Forma
                                                   Inc.                    Inc.         Adjustments     Consolidated
                                              ------------            -------------     -----------     ------------
Revenues:
Sales, net                                    $         --              $ 71,341               -             71,341
                                              ------------              --------          ------          ---------

Total revenues:                                         --                71,341               -             71,341

Cost of sales                                           --                14,313               -             14,313
                                              ------------              --------          ------          ---------

Gross profit                                            --                57,028               -             57,028
                                              ------------              --------          ------          ---------

Operating expenses:
Selling expenses                                        --                    --               -                 --
General & administrative expenses                  166,340                92,536               -            258,876
Depreciation                                           356                    --               -                356
Bad debt expense                                        --                 6,000               -              6,000
                                              ------------              --------          ------          ---------

Total operating expenses                           166,696                98,536               -            265,232

Other income /(expense):
Other income (expense)                                (538)                   --               -               (538)
Interest expense                                    (1,986)                                                  (1,986)
                                              ------------              --------          ------          ---------

Total other income /(expense)                       (2,524)                   --               -             (2,524)
                                              ------------              --------          ------          ---------

Net loss from operations before
   income taxes                                   (169,220)              (41,508)              -           (210,728)

Income tax expense                                      --                    --               -                  -  (2)
                                              ------------              --------          ------          ---------

Net loss                                      $   (169,220)             $(41,508)              -          $(210,728)
                                              ============              ========          ======          =========

Basic and diluted loss per share                                                                          $    (.01) (1)
                                                                                                          =========

Weighted average shares outstanding                                                                      24,501,425
                                                                                                          =========

Notes to Unaudited Pro Forma Consolidated Statement of Operations Adjustments

The Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 has been adjusted to reflect the following:

(1) For the purpose of determining pro forma earnings per share, the Company assumed the following equity transactions to be outstanding from January 1, 2005: (1) issuance of 21,000,000 of unregistered pre-split shares of common stock (see below) upon the closing of the Share Exchange Agreement on April 29, 2005 (2) the effect of a 1-for-10 reverse stock split subsequent to the closing of the Share Exchange Agreement (3) the issuance of 19,510,256 unregistered shares to affect the acquisition of Edentify, Inc. associated with the Share Rights Certificate entitling Edentify to receive the balance of shares necessary to give the owner of Edentify and such nominees collectively approximately 88.2% of the Company's issued and outstanding common stock in exchange for all of the issued and outstanding common stock of Edentify.

(2) The Company has not provided for any income tax benefit related to its operating losses due to insufficient evidence to indicate on a more likely than not basis such benefits could be realized.

The Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2005 has been adjusted to reflect the following:

(1) For the purpose of determining pro forma earnings per share, the Company assumed the following equity transactions to be outstanding from January 1, 2005: (1) issuance of 21,000,000 of unregistered pre-split shares of common stock (see below) upon the closing of the Share Exchange Agreement on April 29, 2005 (2) the effect of a 1-for-10 reverse stock split subsequent to the closing of the Share Exchange Agreement (3) the issuance of 19,510,256 unregistered shares to affect the acquisition of Edentify, Inc. associated with the Share Rights Certificate entitling Edentify to receive the balance of shares necessary to give the owner of Edentify and such nominees collectively approximately 88.2% of the Company's issued and outstanding common stock in exchange for all of the issued and outstanding common stock of Edentify.

(2) The Company has not provided for any income tax benefit related to its operating losses due to insufficient evidence to indicate on a more likely than not basis such benefits could be realized.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of March 31, 2005

                                                                        Budgethotel
                                                     Edentify,            Networks,         Pro Forma            Pro Forma
                                                        Inc.                Inc.           Adjustments          Consolidated
                                                    -----------         -----------        -----------          -------------
                       ASSETS
Current assets:
 Cash                                               $    60,352         $        --         $      --            $    60,352
 Accounts receivable                                         --              56,540           (53,652)  (2)            2,888
 Prepaid expenses                                        29,735                  --                --                 29,735
 Other assets                                            75,000                  --           (75,000)  (3)               --
 Accounts receivable - related party                         60                  --                --                     60
                                                    -----------         -----------         ---------            -----------
         Total current assets                           165,147              56,540          (128,652)                93,035
                                                    -----------         -----------         ---------            -----------
Property and equipment, net                           1,304,942                  --                 -   (2)        1,304,942

         Total assets                               $ 1,470,089         $    56,540         $(128,652)           $ 1,397,977
                                                    ===========         ===========         =========            ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

 Accounts payable                                   $    69,361         $   122,586         $(122,586)  (2)      $    69,361
 Bank overdraft                                              --              31,278           (30,860)  (2)              418
 Notes payable                                          260,000              16,347            (7,832)  (2)          268,515
 Payroll taxes payable                                       --               1,783            (1,783)  (2)               --
 Related party payable                                       --              15,403           (15,403)  (2)               --
 Unearned revenue                                            --             176,332          (176,332)  (2)               --
 Distribution payable                                        --                  --           226,144   (2)          226,144
 Accrued expenses and other curr liab                 1,019,696                  --                --              1,019,696
                                                    -----------         -----------         ---------            -----------

 Total current liabilities                            1,349,057             363,729          (128,652)             1,584,134
                                                    -----------         -----------         ---------            -----------

 Long-Term debt                                         300,000                  --                --                300,000

Commitments and contingencies                                --

Stockholders' equity:
 Common stock                                                --              28,912            (4,411)  (1)           24,501
 Additional paid-in capital                               5,000           1,507,026             4,411   (1)        1,516,437
 Accumulated deficit                                   (183,968)         (1,843,127)               --             (2,027,095)
                                                    -----------         -----------         ---------            -----------

 Total liabilities & stockholders' equity           $ 1,470,089         $    56,540         $(128,652)           $ 1,397,977
                                                    ===========         ===========         =========            ===========

Notes to Unaudited Pro Forma Consolidated Balance Sheet Adjustments

The unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005 has been adjusted to reflect the following:

(1) On April 29, 2005, Budgethotels Network, Inc. (the "Company") a public company with common shares outstanding and immaterial net assets, acquired 100% of the outstanding common stock of Edentify, Inc. ("Edentify") (the "Acquisition"). The Acquisition resulted in the owners and management of Edentify having effective operating control of the combined entity after the Acquisition, with the existing Company's investors continuing as only passive investors.

      Under generally accepted accounting principles, the Acquisition is considered to be a capital transaction in substance, rather than a business combination. That is, the Acquisition is equivalent to the issuance of stock by Edentify for the net monetary assets of the Company, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the Acquisition is identical to that resulting from a reverse acquisition, except that no goodwill intangible is recorded. Under reverse takeover accounting, the post-reverse acquisition comparative historical financial statements of the "legal acquirer" (Budgethotels Networks, Inc.), are those of the "legal acquiree" (Edentify) (i.e. the accounting acquirer). The Securities and Exchange Commission requires that capital transactions consummated after yearend but prior to the issuance of the consolidated financial statements should be given retroactive effect as if the transaction had occurred on January 1, 2005.

      Accordingly, the consolidated financial statements of the Company as of December 31, 2004 and for the three months ended March 31, 2005, are the historical financial statements of Edentify for the same periods adjusted for the exchange of the common stock as defined in the Share Exchange Agreement (the "Agreement") executed at consummation of the Acquisition.

      Under the terms of the Agreement, all of the outstanding common shares, $0.0001 par value, of Edentify were converted, after the effect of a 1-for-10 reverse stock split, into 21,610,256 shares of the Company's common stock, $0.001 par value, to give the owner of Edentify and nominees collectively approximately 88.2% of the Company's issued and outstanding common stock. The common stock exchanged, in addition to the existing Company's shares outstanding, collectively resulted in the recapitalization of the Company. Earnings per share (EPS) calculations include the Company's change in capital structure for all periods presented. A portion of the 21,610,256 shares of the Company's common stock after the effect of the 1-for-10 reverse stock split are to be set aside for the satisfaction of a current liability of approximately $806,000 on Edentify's balance sheet as of March 31, 2005, pursuant to Edentify's purchase of software and verification technology on March 28, 2005.

(2) The Company also, in conjunction with the Acquisition and transaction, executed a distribution agreement (the "Distribution Agreement") with InfoCenter, Inc. through which the Company carried on all of its operating business activities prior to the exchange of shares. Pursuant to the Distribution Agreement the Company will distribute the shares of InfoCenter, Inc., to the Company's shareholders of record as of a record date immediately prior to the closing of the transaction with Edentify. The Company recorded a distribution payable amounting to $226,144, on a pro forma basis, as of March 31, 2005 to reflect the distribution of the InfoCenter, Inc. subsidiary.

(3) Edentify paid $75,000 to the Company as of March 31, 2005, in conjunction with the execution of the Agreement and the satisfaction of subsequent conditions set forth in the Agreement and is also required to pay an additional $75,000 to the Company on or before July 31, 2005. The Company assigned the $150,000 to its wholly-owned subsidiary, InfoCenter, Inc. and is part of the pro forma distribution to shareholders noted in #2 above.